UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 30, 2014

____________________________

DigiPath, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-54239 (Commission File Number)		27-3601979 (IRS Employer Identification No.)
6450 Cameron St Suite 113 Las Vegas, NV 89118 (Address of Principal Executive Offices and zip code)

(702) 527-2060

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 19, 2014, DigiPath Corp., a Kansas corporation wholly owned subsidiary dedicated to digital pathology (the “DP Corp”), entered into a Consulting, Confidentiality and Proprietary Rights Agreement with each of Steven D. Barbee, our interim Chief Executive Officer and director, and Eric Stoppenhagen, our former Chief Financial Officer, Secretary and director, and issued to them warrants to acquire up to 3,000,000 shares of DP Corp common stock at an exercise price of $0.10 per share. The Registrant accepted and acknowledged these agreements on June 30, 2014. .

Agreement with Steven D. Barbee

Pursuant to the terms of his agreement, Mr. Barbee agreed to serve as the President of DP Corp. for a period of five (5) years at an annual rate of $120,000. Mr. Barbee also received warrants to purchase up to 3,000,000 shares of our common stock at an exercise price of $0.10. The warrants expire April 18, 2019, are fully vested and may be exercised by means of a “cashless exercise”. Mr. Barbee is entitled to a severance payment of $300,000 in the event he is terminated without cause, Mr. Barbee terminates for good reason, or a Change of Control with respect to DP Corp occurs at such time the value of DP Corp exceeds $1,600,000 as measured by the greater of the fair market value of DP Corp or its assets.

“Cause” is defined as (a) a conviction of a felony or willful gross misconduct that results in material and demonstrable damage to the business of DP Corp; or (b) willful and continued failure of Consultant to perform his duties hereunder (other than such failure resulting from the Consultant's incapacity due to physical or mental illness or after the issuance of a notice of termination by the Consultant for good reason) within ten business days after DP Corp delivers to him a written demand for performance that specifically identifies the actions to be performed. No act by Mr. Barbee will be considered "willful" if done in the good faith belief that such act is or was to be beneficial to DP Corp or one or more of its businesses, or such failure to act is due to Mr. Barbee 's good faith belief that such action would be materially harmful to DP Corp or one of its businesses. Cause will not exist unless and until DP Corp has delivered to Mr. Barbee a copy of a resolution duly adopted by a majority of the Board at a meeting of the Board called and held for such purpose after reasonable (but in no event less than thirty days') notice to Mr. Barbee and an opportunity for him, together with his counsel, to be heard before the Board, finding that in the good faith opinion of the Board that "Cause" exists, and specifying the particulars thereof in detail.

“Good reason” means the occurrence of any of the following without the written consent of Mr. Barbee or his approval in his capacity as the Chairman of the Board:

•	the assignment to Mr. Barbee of duties inconsistent with this Agreement or a change in his titles or authority;
•	any failure by DP Corp to comply with Section 4 of the agreement in any material way;
•	the requirement of Mr. Barbee to relocate greater than 50 miles from his residence on the date of this Agreement; or
•	any material breach of the agreement by DP Corp.

A “Change of Control” is defined to mean:

(i)	any person is or becomes the beneficial owner of securities of DP Corp representing 20% or more of the combined voting power of DP Corp ‘s then outstanding securities;
(ii)	during any 12-month period (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the company to effect a transaction described in subclauses (i) above, (iii) or (iv) below) whose election by the Board or nomination for election by the stockholders of DP Corp was approved by a vote of at least 66 2/3 % of the members of the Board then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
(iii)	the stockholders of DP Corp approve a merger or consolidation of DP Corp with any other corporation, other than: (A) a merger or consolidation which would result in the voting securities of DP Corp outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of DP Corp or such surviving entity outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of DP Corp (or similar transaction) in which no Person acquires more than 50% of the combined voting power of DP Corp’s then outstanding securities; or
(iv)	the stockholders of DP Corp approve a plan of complete liquidation of DP Corp or an agreement for the sale or disposition by the Company of all or substantially all of DP Corp’s assets.

Agreement with Eric Stoppenhagen

Pursuant to the terms of his agreement, Mr. Stoppenhagen agreed to serve as the Vice President of Business Development of DP Corp for a one-year period at an annual rate of $120,000. Mr. Stoppenhagen also received warrants to purchase up to 3,000,000 shares of our common stock at an exercise price of $0.10. The warrants expire April 18, 2019, are fully vested and may be exercised by means of a “cashless exercise”. Mr. Stoppenhagen shall be paid $300,000 in the event a Change of Control with respect to DP Corp occurs at such the value of DP Corp exceeds $1,600,00 as measured by the greater of the fair market value of DP Corp or its assets. Mr. Stoppenhagen’s Warrants shall not be able to be converted into more than 4.99% of the Company’s common stock without giving a 65 days’ notice to void such provision. In addition to the foregoing, the Consulting, Confidentiality and Proprietary Rights Agreements and Common Stock Purchase Warrants with each of Messrs. Barbee and Stoppenhagen contain confidentiality, nonsolicitation and other normal and customary provisions.

The foregoing description of the Consulting, Confidentiality and Proprietary Rights Agreements and Common Stock Purchase Warrants with each of Messrs. Barbee and Stoppenhagen is qualified in its entirety by reference to each such agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The statements set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Consulting, Confidentiality and Proprietary Rights Agreement, made effective April 19, 2014, by and between Steven D. Barbee and DigiPath Corp., a Kansas corporation
10.2	Common Stock Purchase Warrant dated April 19, 2014, issued to Steven D. Barbee
10.3	Consulting, Confidentiality and Proprietary Rights Agreement, made effective April 19, 2014, by and between Eric Stoppenhagen and DigiPath Corp., a Kansas corporation
10.4	Common Stock Purchase Warrant dated April 19, 2014, issued to Eric Stoppenhagen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigiPath, Inc.

Date: July 11, 2014

By: /s/ David J. Williams

David J. Williams

Chief Financial Officer